As filed with the Securities and Exchange Commission on December 22, 2005

Registration No. 333-109896

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Post-Effective

Amendment No. 12

to

FORM S-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

YELLOW ROADWAY CORPORATION

and Other Registrants

(See Table of Additional Registrants Below)

(Exact name of registrant as specified in its charter)

Delaware	48-0948788
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Daniel J. Churay

Yellow Roadway Corporation

Senior Vice President, General Counsel and Secretary

10990 Roe Avenue

Overland Park, Kansas 66211

(913) 696-6100

(Name, address, including zip code, and telephone number, including area code, of agent for service)

Copy to:

Charles L. Strauss

Fulbright & Jaworski L.L.P.

1301 McKinney, Suite 5100

Houston, TX 77010

(713) 651-5151

Approximate Date of Commencement of Proposed Sale to the Public: Not applicable. Termination of registration statement and deregistration of related securities that were not resold pursuant to the registration statement.

If the only securities being registered on this Form are being offered pursuant to dividend or interest reinvestment plans, please check the following box.  ☐

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act of 1933, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box.  ☐

TABLE OF ADDITIONAL REGISTRANTS

Exact Name of Registrant as Specified in its Charter	State or Other Jurisdiction of Incorporation or Organization	I.R.S. Employer Identification No.
Yellow Transportation, Inc.	Indiana	44-0594706
YRC Technologies, Inc. (formerly Yellow Roadway Technologies, Inc.)	Delaware	48-1115792
Mission Supply Company	Kansas	48-0911571
Yellow Relocation Services, Inc.	Kansas	48-1067939
Meridian IQ, Inc. (formerly Yellow Dot Com Subsidiary, Inc.)	Delaware	48-1233134
MIQ LLC (formerly Yellow GPS, LLC)	Delaware	48-1119865
Globe.com Lines, Inc.	Delaware	52-2068065
Roadway LLC	Delaware	34-1956254
Roadway Express, Inc.	Delaware	34-0492670
Roadway Next Day Corporation	Pennsylvania	23-2255947

Termination of Registration Statement and Deregistration of Remaining Securities

On October 22, 2003, Yellow Corporation, a Delaware corporation now known as Yellow Roadway Corporation (the “Company”), and certain of the guarantors subsidiaries listed in the Table of Additional Registrants (the “Guarantor Subsidiaries” and, together with the Company, the “Registrants”) filed a registration statement on Form S-3, Reg. No. 333-109896 (as amended, the “Registration Statement”), with the Securities and Exchange Commission (the “Commission”), which was subsequently declared effective. The Registration Statement registered the resale by the selling security holders named therein of a total of $250,000,000 of the Company’s 5.0% Contingent Convertible Senior Notes due 2023(the “Notes”), the common stock issuable upon conversion of the Notes (the “Conversion Shares”) and the related subsidiary guarantees of the Notes by the Guarantor Subsidiaries (the “Guarantees” and, together with the Notes and the Conversion Shares, the “Registered Securities”).

The Registration Statement was filed pursuant to a Registration Rights Agreement dated August 3, 2003, by and among the Registrants and Deutsche Bank Securities Inc., as representative of the initial purchasers (the “Registration Rights Agreement”), so that the selling security holders named in the Registration Statement could sell the Registered Securities pursuant to the prospectus contained therein from time to time on terms to be negotiated with buyers. None of the Registrants received any of the proceeds from the sale by any of the selling security holders of the Registered Securities.

The Registrants’ obligations pursuant to the Registration Rights Agreement to keep the Registration Statement effective have ceased and the Company has determined that any remaining excess amount of Registered Securities that were registered under the Registration Statement can be removed from registration. Pursuant to the undertaking contained in the Registration Statement, the Registrants file this post-effective amendment to the Registration Statement to remove from registration any remaining unsold amounts of Registered Securities.

PART II

INFORMATION NOT REQUIRED IN THE PROSPECTUS

Item 16. Exhibits

Exhibit No.	Description
24.1	Powers of Attorney (included on the signature pages of the initial filing of this Registration Statement, Reg. No. 333-109896, and various amendments thereto and incorporated herein by reference).

24.2	Certified Resolutions regarding Powers of Attorney (incorporated herein by reference to Exhibit 24.2 to Post-Effective Amendment No. 1 to this Registration Statement on Form S-3, filed March 30, 2004, Reg. No. 333-109896).

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

YELLOW ROADWAY CORPORATION

By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Senior Vice President and Chief Financial Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 1 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

* William D. Zollars	Chairman of the Board of Directors, President and Chief Executive Officer (principal executive officer)

/S/ DONALD G. BARGER, JR. Donald G. Barger, Jr.	Senior Vice President and Chief Financial Officer (principal financial officer)

/S/ PAUL F. LILJEGREN Paul F. Liljegren	Vice President, Controller and Chief Accounting Officer (principal accounting officer)

* Cassandra C. Carr	Director

* Howard M. Dean	Director

* Frank P. Doyle	Director

* John F. Fiedler	Director

* Dennis E. Foster	Director

Paul J. Liska	Director

* John C. McKelvey	Director

* Phillip J. Meek	Director

* William T. Trubeck	Director

* Carl W. Vogt	Director

By:	/S/ DONALD G. BARGER, JR.
Donald G. Barger, Jr. Attorney-in-Fact

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

YELLOW TRANSPORTATION, INC.

By:	/s/ JAMES L. WELCH
James L. Welch President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES L. WELCH JAMES L. WELCH	President, Chief Executive Officer and Director (principal executive officer)

/S/ TODD M. HACKER TODD M. HACKER	Senior Vice President – Finance and Administration and Director (principal financial officer and principal accounting officer)

/S/ MICHELLE A. RUSSELL MICHELLE A. RUSSELL	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

YRC TECHNOLOGIES, INC. (Formerly Yellow Roadway Technologies, Inc.)

By:	/S/ MICHAEL RAPKEN
Michael Rapken President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ MICHAEL RAPKEN Michael Rapken	President and Director (principal executive officer)

/S/ MARTIN KRAUS Martin Kraus	Vice President – Finance (principal financial officer and principal accounting officer)

/S/ DAVID M. COOPER David M. Cooper	Director

/S/ DAVID S. CORWIN David S. Corwin	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

MISSION SUPPLY COMPANY

By:	/S/ JAMES L. WELCH
James L. Welch President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES L. WELCH James L. Welch	President and Director (principal executive officer)

/S/ TODD M. HACKER Todd M. Hacker	Senior Vice President – Finance and Administration and Director (principal financial officer and principal accounting officer)

/S/ MICHELLE A. RUSSELL Michelle A. Russell	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

YELLOW RELOCATION SERVICES, INC.

By:	/S/ DONALD E. EMERY
Donald E. Emery President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ DONALD E. EMERY Donald E. Emery	President (principal executive officer)

/S/ TODD M. HACKER Todd M. Hacker	Senior Vice President – Finance and Administration (principal financial officer and principal accounting officer)

/S/ JAMES L. WELCH James L. Welch	Director

/S/ MICHELLE A. RUSSELL Michelle A. Russell	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

MERIDIAN IQ, INC. (Formerly Yellow Dot Com Subsidiary, Inc.)

By:	/S/ JAMES RITCHIE
James Ritchie President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES RITCHIE James Ritchie	President, Chief Executive Officer and Director (principal executive officer)

/S/ ERIC FRIEDLANDER Eric Friedlander	Senior Vice President – Finance and Administration, Chief Financial Officer and Director (principal financial officer and principal accounting officer)

/S/ JAMES MCMULLEN James McMullen	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

MIQ LLC (formerly Yellow GPS, LLC)

By:	/S/ BRENDA LANDRY
Brenda Landry Vice President and Assistant Secretary

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES RITCHIE James Ritchie	President, Chief Executive Officer and Manager (principal executive officer)

/S/ ERIC FRIEDLANDER Eric Friedlander	Senior Vice President – Finance and Administration, Chief Financial Officer and Manager (principal financial officer and principal accounting officer)

/S/ JAMES MCMULLEN James McMullen	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

GLOBE.COM LINES, INC.

By:	/S/ JAMES RITCHIE
James Ritchie President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES RITCHIE James Ritchie	President, Chief Executive Officer and Director (principal executive officer)

/S/ ERIC FRIEDLANDER Eric Friedlander	Senior Vice President – Finance and Administration, Chief Financial Officer and Director (principal financial officer and principal accounting officer)

/S/ JAMES MCMULLEN James McMullen	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

ROADWAY LLC

By:	/S/ MICHAEL J. SMID
Michael J. Smid President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ MICHAEL J. SMID Michael J. Smid	President, Chief Executive Officer and Manager (principal executive officer)

/S/ BHADRESH A. SUTARIA Bhadresh A. Sutaria	Vice President – Finance and Administration and Manager (principal financial officer and principal accounting officer)

/S/ ANDREAN HORTON Andrean Horton	Manager

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

ROADWAY EXPRESS, INC.

By:	/S/ MICHAEL J. SMID
Michael J. Smid President and Chief Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ MICHAEL J. SMID Michael J. Smid	President, Chief Executive Officer and Director (principal executive officer)

/S/ BHADRESH A. SUTARIA Bhadresh A. Sutaria	Vice President – Finance and Administration and Director (principal financial officer and principal accounting officer)

/S/ ANDREAN HORTON Andrean Horton	Director

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, each registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Post-Effective Amendment No. 12 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Overland Park, State of Kansas, on the 22nd day of December, 2005.

ROADWAY NEXT DAY CORPORATION

By:	/S/ JAMES D. STALEY
James D. Staley President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 12 to the Registration Statement has been signed by the following persons in the capacities indicated on the 22nd day of December, 2005.

Signature	Title

/S/ JAMES D. STALEY James D. Staley	President and Director (principal executive officer)

/S/ JOHN O’SULLIVAN John O’Sullivan	Vice President – Finance and Director (principal financial officer and principal accounting officer)

/S/ GENEVIEVE A. SILVEROLI Genevieve A. Silveroli	Director

EXHIBIT INDEX

Exhibit No.	Description

24.1	Powers of Attorney (included on the signature pages of the initial filing of this Registration Statement, Reg. No. 333-109896, and various amendments thereto and incorporated herein by reference).

24.2	Certified Resolutions regarding Powers of Attorney (incorporated herein by reference to Exhibit 24.2 to Post-Effective Amendment No. 1 to this Registration Statement on Form S-3, filed March 30, 2004, Reg. No. 333-109896).